EXHIBIT 10.3
TWELFTH AMENDMENT TO CREDIT AGREEMENT
THIS TWELFTH AMENDMENT TO CREDIT AGREEMENT, dated as of February 24, 2023 (this “Agreement”), by and among the undersigned Lenders, ENVIVA INC., a Delaware corporation (the “Administrative Borrower”), ENVIVA, LP, a Delaware limited partnership (the “Subsidiary Borrower” and, together with the Administrative Borrower, the “Borrowers”), each of the other Guarantors, and BARCLAYS BANK PLC (“Barclays”), as Administrative Agent and Collateral Agent.
RECITALS:
WHEREAS, reference is hereby made to the Credit Agreement, dated as of April 9, 2015 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to giving effect to this Agreement, the “Existing Credit Agreement” and the Existing Credit Agreement as amended by this Agreement, the “Amended Credit Agreement”), by and among the Borrowers, the Lenders and Issuing Banks party thereto from time to time, Barclays, as Administrative Agent and as Collateral Agent, and the other Persons party thereto;
WHEREAS, in connection with the accounting treatment of certain transactions executed by the Administrative Borrower and its subsidiaries, the Borrowers are requesting that certain financial definitions in the Existing Credit Agreement be revised to clarify the treatment of certain Wood Pellet purchase and sale transactions;
WHEREAS, each of the parties hereto has agreed to amend the Existing Credit Agreement in the manner set forth in Section 2 hereof, subject to the terms and conditions set forth herein; and
WHEREAS, each Loan Party party hereto expects to realize substantial direct and indirect benefits as a result of this Agreement becoming effective and agrees to reaffirm its obligations pursuant to the Amended Credit Agreement, the Security Documents and the other Loan Documents to which it is a party.
NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows:
1.Defined Terms; Interpretation; Etc. Capitalized terms used and not defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement. The rules of construction specified in Sections 1.02 of the Amended Credit Agreement also apply to this Agreement, mutatis mutandis, as if fully set forth herein.
2.Amendments to the Credit Agreement. Each of the parties hereto agrees that, on and as of the Twelfth Amendment Effective Date and subject to the terms and conditions set forth in this Agreement, the Existing Credit Agreement shall be amended as follows:
(a)The definition of “Consolidated Interest Expense” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:
     ““Consolidated Interest Expense” shall mean, for any period, the sum of (a) the interest expense (including imputed interest expense in respect of Capital Lease Obligations and Synthetic Lease Obligations) of the Administrative Borrower and the Restricted Subsidiaries for such period, net of interest income of the Administrative Borrower and the Restricted Subsidiaries for such period, determined on a consolidated basis in accordance with GAAP, plus (b) any interest accrued during such period in respect of Indebtedness of the Administrative Borrower or any Restricted Subsidiary that is required to be capitalized rather than included in consolidated interest expense for such period in accordance with GAAP. For purposes of the foregoing, interest expense shall be determined after giving effect to any net payments made or received by the Administrative Borrower or any Restricted Subsidiary with respect to interest rate Hedging Agreements. For purposes of determining the Interest Coverage Ratio: (x) Consolidated Interest Expense shall not include (i) amortization of original issue discount to the extent accrued but not paid, (ii) interest that is capitalized or paid in kind, (iii) the cost of the issuance of Indebtedness and (iv) repurchase or similar obligations resulting from the purchase or sale of Wood Pellets in the ordinary course of business to the extent such obligations are deemed to constitute interest expense solely as a result of such obligations being recharacterized as being part of a financing transaction through application of Repurchase Accounting Provisions; and (y) Consolidated Interest Expense shall be calculated as if all Indebtedness incurred or permanently repaid (excluding normal fluctuations in revolving Indebtedness incurred for working capital purposes) from the first day of the Applicable Period through and including the date of such determination shall be deemed to have been incurred or repaid at the beginning of such period.”
(b)Section 1.01 of the Existing Credit Agreement is hereby amended to add the following definition in correct alphabetical order:
“Repurchase Accounting Provisions” shall mean ASC 606, including but not limited to 606-10-25-26 and 606-10-55-66 through 606-10-55-75.
(c)The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Existing Credit Agreement is hereby amended by:
i.amending and restating clause (x)(e) of such definition in its entirety to read as follows:
“(e)     the amount of any net decrease to Consolidated EBITDA for such period resulting (whether through impact on the calculation of Consolidated Net Income (or any component thereof), through impact on the other adjustments to Consolidated EBITDA pursuant to this definition or otherwise) from the purchase or sale of Wood Pellets in the ordinary course of business being recharacterized as being part of a financing transaction through application of Repurchase Accounting Provisions, plus”;
ii.amending and restating clause (y) of such definition in its entirety to read as follows:
“(y)    the sum of the following, without duplication, (and other than in the case of clause (d)) to the extent included in calculating such Consolidated Net Income:”
iii.amending clause (y)(b) of such definition to delete the word “and” at the end thereof;
iv.amending clause (y)(c) of such definition to delete the period at the end of such clause and add “; and” in lieu thereof; and

v.amending clause (y) of such definition to add the following new clause (d) at the end thereof:
    “the amount of any net increase to Consolidated EBITDA for such period resulting (whether through impact on the calculation of Consolidated Net Income (or any component thereof), through impact on the other adjustments to Consolidated EBITDA pursuant to this definition or otherwise) from the purchase or sale of Wood Pellets in the ordinary course of business being recharacterized as being part of a financing transaction through application of Repurchase Accounting Provisions.”
3.Representations and Warranties. By its execution of this Agreement, each Loan Party hereby represents and warrants that, as of the date hereof:
(a)such Loan Party (i) has the organizational power and authority to execute, deliver and carry out the terms of this Agreement, (ii) has taken all necessary organizational action to authorize the execution, delivery and performance of this Agreement and (iii) has duly executed and delivered this Agreement;
(b)this Agreement and the Amended Credit Agreement constitute legal, valid and binding obligations of such Loan Party enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or other similar laws affecting creditors’ rights generally, and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law;
(c)the representations and warranties of each Loan Party set forth in Article III of the Amended Credit Agreement and in each other Loan Document are true and correct in all material respects (other than representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations were true and correct in all material respects (other than representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of such earlier date; provided that, solely for purposes of this Section 3(c) and not for any other purpose, the reference in Section 3.15(a) of the Amended Credit Agreement to the “Fourth Amendment Effective Date” shall instead be deemed to refer to the Twelfth Amendment Effective Date; and
(d)immediately before and after giving effect to this Agreement and the transactions contemplated under this Agreement, no Default or Event of Default has occurred and is continuing.
4.Conditions Precedent to Effectiveness. The effectiveness of the amendments specified in Section 2 hereof are subject to the satisfaction of the following conditions (the date of satisfaction of such conditions being referred to herein as the “Twelfth Amendment Effective Date”):

(a)Execution of this Agreement. The Administrative Agent shall have received duly executed counterparts of this Agreement from the Administrative Agent, the Required Lenders, each Revolving Credit Lender and the Loan Parties.
(b)Payment of Fees and Expenses. The Borrowers shall have paid (or caused to be paid), to the extent invoiced at least one (1) Business Day prior to the Twelfth

Amendment Effective Date, all costs, fees and expenses of Barclays (including, without limitation, legal fees and expenses) required to be paid by the Borrowers.
(c)Representations and Warranties. The representations and warranties set forth in Section 3 hereof shall be true and correct in all material respects (other than representations and warranties that are qualified by materiality, which shall be true and correct in all respects) on and as of the Twelfth Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations shall be true and correct in all material respects (other than representations and warranties that are qualified by materiality, which shall be true and correct in all respects) as of such earlier date.
(d)No Default or Event of Default. As of the Twelfth Amendment Effective Date, immediately before and after giving effect to this Agreement and the transactions contemplated by this Agreement, no Default or Event of Default shall have occurred and be continuing.
5.Reaffirmations.
(a)Each Loan Party, subject to the terms and limits contained in the Amended Credit Agreement and in the Security Documents, reaffirms its guaranty of the Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to the Amended Credit Agreement) pursuant to the Guarantee and Collateral Agreement and other Security Documents. Each Loan Party hereby acknowledges that it has reviewed the terms and provisions of this Agreement and consents to the amendment of the Existing Credit Agreement effected pursuant to this Agreement. Each Loan Party hereby confirms that each Loan Document to which it is a party or is otherwise bound will continue to be in full force and effect as amended by this Agreement and that its obligations thereunder shall not be impaired or limited by the execution or effectiveness of this Agreement.
(b)Each Loan Party hereby (i) confirms that each Loan Document to which it is a party or is otherwise bound and all Collateral encumbered thereby will continue to secure to the fullest extent possible in accordance with the Loan Documents the payment and performance of the Obligations, (ii) confirms its respective grant to the Collateral Agent for the benefit of the Secured Parties of the security interest in and continuing Lien on all of such Loan Party’s right, title and interest in, to and under all Collateral, in each case whether now owned or existing or hereafter acquired or arising and wherever located, as collateral security for the prompt and complete payment and performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise, of all applicable Obligations (including all such Obligations as amended, reaffirmed and/or increased pursuant to the Amended Credit Agreement), subject to the terms contained in the applicable Loan Documents and (iii) confirms its other pledges, other grants of security interests and other obligations, as applicable, under and subject to the terms of each Loan Document to which it is a party.
6.Amendment, Modification and Waiver. This Agreement may not be amended, modified or waived except in accordance with Section 9.08 of the Amended Credit Agreement.
7.Entire Agreement. This Agreement, the Amended Credit Agreement and the other Loan Documents constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and oral, among the parties or any of them with respect to the subject matter hereof.

8.Effect of the Amendment. On and after the Twelfth Amendment Effective Date, (i) each reference to the “Credit Agreement” in any Loan Document shall be deemed to be a reference to the Amended Credit Agreement, (ii) the terms “Agreement”, “this Agreement”, “herein”, “hereinafter”, “hereto”, “hereof”, and words of similar import, as used in the Amended Credit Agreement, shall, unless the context otherwise requires, mean the Amended Credit Agreement and (iii) this Agreement shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents. Except as expressly provided in this Agreement, all Loan Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of the Loan Documents. Each of the parties hereto acknowledges and agrees that the terms of this Agreement do not constitute a novation but, rather, an amendment of the terms of the Existing Credit Agreement.
9.GOVERNING LAW. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THAT WOULD RESULT IN THE APPLICATION OF ANY LAW OTHER THAN THE LAW OF THE STATE OF NEW YORK.
10.Miscellaneous. The provisions of Sections 9.11 and 9.15 of the Existing Credit Agreement are incorporated by reference herein and made a part hereof.
11.Severability. In case any provision in or obligation hereunder or under any other Loan Document shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
12.Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other customary means of electronic transmission (e.g., “.pdf”) shall be as effective as delivery of a manually executed counterpart hereof. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Agreement and the transactions contemplated hereby (including without limitation amendments, waivers and consents) shall be deemed to include electronic signatures on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. Each of the parties represents and warrants to the other parties that it has the corporate capacity and authority to execute the Agreement through electronic means and there are no restrictions for doing so in that party’s constitutive documents.
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IN WITNESS WHEREOF, each of the undersigned has caused its duly authorized officer to execute and deliver this Agreement as of the date first set forth above.

BARCLAYS BANK PLC, as the Administrative Agent and the Collateral Agent
By: /s/ Kevin Crealese_______________________
Name: Kevin Crealese
Title: Managing Director

[Signature Page to Twelfth Amendment]

AgFirst Farm Credit Bank, as a Lender
By: /s/ J. Michael Mancini, Jr._________________
Name: J. Michael Mancini, Jr.
Title: SVP, Capital Markets

[Signature Page to Twelfth Amendment]

AMERICAN AGCREDIT, PCA, as a Lender
By: /s/ Daniel K. Hansen_____________________
Name: Daniel K. Hansen
Title: Vice President

[Signature Page to Twelfth Amendment]

Bank of Montreal, Chicago Branch, as a Lender and an Issuing Bank
By: /s/ Alex Wu____________________________
Name: Alex Wu
Title: Vice President

[Signature Page to Twelfth Amendment]

SPT INFRASTRUCTURE FINANCE SUB-5, LLC, as a Lender
By: /s/ Haig Najarian________________________
Name: Haig Najarian
Title: Authorized Signatory

[Signature Page to Twelfth Amendment]

BARINGS TARGET YIELD INFRASTRUCTURE DEBT HOLDCO 1 S.À R.L., as a Lender
                        acting by its attorney
                        BARINGS LLC
                        acting by:
By: /s/ James Moore_________________________
Name: James Moore
Title: Managing Director

[Signature Page to Twelfth Amendment]

CITIBANK, N.A., as a Lender and an Issuing Bank
By: /s/ Agha Murtaza________________________
Name: Agha Murtaza
Title: Director / Authorized Signatory

[Signature Page to Twelfth Amendment]

Farm Credit East, ACA, as a Lender
By: /s/ Eric W Pohlman______________________
Name: Eric W Pohlman
Title: Vice President

[Signature Page to Twelfth Amendment]

FORBRIGHT BANK, as a Lender
By: /s/ John Gray___________________________
Name: John Gray
Title: Executive Vice President

[Signature Page to Twelfth Amendment]

GreenStone Farm Credit Services, FLCA, as a Lender
By: /s/ Shane Prichard________________________
Name: Shane Prichard
Title: VP Capital Markets

[Signature Page to Twelfth Amendment]

HSBC BANK USA, N.A., as a Lender
By: /s/ Chris Burns__________________________
Name: Chris Burns
Title: Senior Vice President

[Signature Page to Twelfth Amendment]

JP Morgan Chase Bank, N.A., as a Lender
By: /s/ Michael Mastronikolas_________________
Name: Michael Mastronikolas
Title: Vice President

[Signature Page to Twelfth Amendment]

AGWEST FARM CREDIT, PCA, successor in interest to Northwest Farm Credit Services, PCA, as a Lender
By: /s/ Jeremy A. Roewe_____________________
Name: Jeremy A. Roewe
Title: Vice President

[Signature Page to Twelfth Amendment]

ROYAL BANK OF CANADA, as a Lender
By: /s/ Frank Lambrinos______________________
Name: Frank Lambrinos
Title: Authorized Signatory

[Signature Page to Twelfth Amendment]

Goldman Sachs Bank USA, as a Lender and an Issuing Bank
By: /s/ Keshia Leday_________________________
Name: Keshia Leday
Title: Authorized Signatory

[Signature Page to Twelfth Amendment]

Truist Bank, a Lender
By: /s/ Bryan Kunitake_______________________
Name: Bryan Kunitake
Title: Director

ENVIVA INC.

By: /s/ Shai S. Even_________________________
Name: Shai S. Even
Title: Executive Vice President and Chief Financial Officer

ENVIVA, LP
By: ENVIVA GP, LLC, as its sole general partner

By: /s/ Shai S. Even_________________________
Name: Shai S. Even
Title: Executive Vice President and Chief Financial Officer

GUARANTORS:

ENVIVA GP, LLC
By:	/s/ Shai S. Even
Name: Shai S. Even Title: Executive Vice President and Chief Financial Officer

ENVIVA PARTNERS FINANCE CORP.
By:	/s/ Shai S. Even
Name: Shai S. Even Title: Executive Vice President and Chief Financial Officer

ENVIVA ENERGY SERVICES, LLC
By:	/s/ Shai S. Even
Name: Shai S. Even Title: Executive Vice President and Chief Financial Officer

ENVIVA PELLETS, LLC
By:	/s/ Shai S. Even
Name: Shai S. Even Title: Executive Vice President and Chief Financial Officer

ENVIVA PELLETS WAYCROSS, LLC
By:	/s/ Shai S. Even
Name: Shai S. Even Title: Executive Vice President and Chief Financial Officer

ENVIVA PELLETS GREENWOOD, LLC
By:	/s/ Shai S. Even
Name: Shai S. Even Title: Executive Vice President and Chief Financial Officer

ENVIVA PELLETS LUCEDALE, LLC
By:	/s/ Shai S. Even
Name: Shai S. Even Title: Executive Vice President and Chief Financial Officer

ENVIVA PORT OF PASCAGOULA, LLC
By:	/s/ Shai S. Even
Name: Shai S. Even Title: Executive Vice President and Chief Financial Officer

ENVIVA DEVELOPMENT FINANCE COMPANY, LLC
By:	/s/ Shai S. Even
Name: Shai S. Even Title: Executive Vice President and Chief Financial Officer

ENVIVA HOLDINGS GP, LLC
By:	/s/ Shai S. Even
Name: Shai S. Even Title: Executive Vice President and Chief Financial Officer

ENVIVA HOLDINGS, LP
By:	/s/ Shai S. Even
Name: Shai S. Even Title: Executive Vice President and Chief Financial Officer

ENVIVA AIRCRAFT HOLDINGS CORP.
By:	/s/ Shai S. Even
Name: Shai S. Even Title: Executive Vice President and Chief Financial Officer

ENVIVA MANAGEMENT COMPANY, LLC
By:	/s/ Shai S. Even
Name: Shai S. Even Title: Executive Vice President and Chief Financial Officer

ENVIVA SHIPPING HOLDINGS, LLC
By:	/s/ Shai S. Even
Name: Shai S. Even Title: Executive Vice President and Chief Financial Officer

ENVIVA PELLETS BOND, LLC
By:	/s/ Shai S. Even
Name: Shai S. Even Title: Executive Vice President and Chief Financial Officer